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                                  Sistersville
                                  ============
                                  Bancorp, Inc.

                         726 WELLS STREET, P.O. BOX 187
                             SISTERSVILE, WV 26175
                                  304-652-3671



June 6, 2001


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Sistersville Bancorp, Inc., (the "Company"), I cordially invite you to attend the 2001 Annual Meeting of Stockholders to be held at the Company's office at 726 Wells Street, Sistersville, West Virginia at 9:00 a.m. on July 12, 2001. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Meeting, I will report on the operations of the Company. Directors of the Company as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.



                                                  Sincerely,



                                                  /s/Stanley M. Kiser
                                                  ------------------------------
                                                  Stanley M. Kiser
                                                  President

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                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRIGNIA 26175
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 12, 2001
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NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Sistersville Bancorp, Inc. ("the Company"), will be held at the Company's office at 726 Wells Street, Sistersville, West Virginia on July 12, 2001, at 9:00 a.m. for the following purposes:

1.   To elect two directors of the Company; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on May 25, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Cynthia R. Carson
                                              ----------------------------------
                                              Cynthia R. Carson
                                              Secretary

Sistersville, West Virginia
June 6, 2001

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                       OF
                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175
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                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 12, 2001
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                                     GENERAL
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         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sistersville Bancorp, Inc. (the "Company") to be used at the 2001 Annual Meeting of Stockholders of the Company which will be held at the Company's office at 726 Wells Street, Sistersville, West Virginia, on July 12, 2001 at 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 6, 2001.

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                       VOTING AND REVOCABILITY OF PROXIES
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         If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted "FOR" the election of the nominees named in Proposal I and will be voted according to the discretion of the proxy holders as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or
(iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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         Stockholders of record as of the close of business on May 25, 2001 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 460,623 shares of Common Stock issued and outstanding.


         The Company's Certificate of Incorporation provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote for the election of nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to all other matters that may be properly considered at the Meeting, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter constitutes stockholder approval, unless otherwise required by the Company's Certificate of Incorporation.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                     Percent of Shares of
                                             Amount and Nature of        Common Stock
Name and Address of Beneficial Owner         Beneficial Ownership        Outstanding
------------------------------------         --------------------        -----------

First Federal Savings Bank                           52,914                  11.49%
Employee Stock Ownership Plan
726 Wells Street
Sistersville, WV  26175 (1)

Jeffrey L. Gendell                                   42,500                   9.23%
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166 (2)

John W. Spence, III                                  41,352                   8.98%
Spence Limited, L.P.
4712 Clendenin Road
Nashville, Tennessee  37220 (3)

Warren A. Mackey                                     37,100                   8.05%
767 Fifth Avenue, 5th Floor
New York, New York  10153 (4)

Stanley M. Kiser                                     28,300                   5.97%
726 Wells Street
Sistersville, WV   26175 (5)

All directors and executive officers of the          81,161                  16.50%
Company as a group (7 persons) (6)

---------------------------------
(Footnotes start on next page.)

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(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (The "Bank" board) has appointed a committee consisting of directors Miller, LaRue, Doak, Thistle, and Melrose to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants' accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the Bank's Board or the ESOP Committee. As of the Record Date, 17,567 shares have been allocated under the ESOP to participant accounts.

(2) Based upon a Schedule 13G filed with the Securities and Exchange Commission dated February 14, 2001 for which shared voting and dispositive power is shown with respect to 42,500 shares.

(3)  Based  upon  a  Schedule  13D  filed  with  the   Securities  and  Exchange
     Commission, dated March 24, 2000, for which shared voting and dispositive power is shown with respect to 41,352 shares.

(4)  Based  upon  a  Schedule  13D  filed  with  the   Securities  and  Exchange
     Commission, dated March 30, 2000, for which shared voting and dispositive power is shown with respect to 37,100 shares.

(5) Includes options to purchase 13,228 shares of Common Stock granted pursuant to the 1998 Stock Option Plan, exercisable within 60 days of the record date.

(6) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 31,204 shares of Common Stock granted pursuant to the 1998 Stock Option Plan, exercisable within 60 days of the Record Date. Excludes 46,389 shares held by the ESOP (52,914 shares minus 6,525 shares allocated to executive officers) and 12,849 shares held by the RSP (26,457 shares minus 13,608 shares earned at the Record Date) over which certain directors, as trustees to the ESOP and the RSP, exercise shared voting power. Such individuals serving as trustees disclaim beneficial ownership with respect to RSP and ESOP shares.

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         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission and to provide copies of those Forms 3, 4 and 5, to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the year ended March 31, 2001.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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         The Company's Certificate of Incorporation requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, or until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting to serve for three-year terms, as noted below, or until their respective successors have been elected and qualified.

         Ellen E. Thistle and David W. Miller have been nominated by the Board of Directors to serve as directors, each for a three-year term to expire in 2004. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors, unless otherwise specified, will be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the other sitting directors, including their names, ages, terms of and length of Board service, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof - Security Ownership of Certain Beneficial Owners."

                                                                         Shares of
                                                                        Common Stock
                             Age at         Year First       Current    Beneficially           Percent
                            March 31,       Elected or       Term to    Owned as of              of
Name and Title                2001          Appointed (1)     Expire    Record Date (2)         Class
--------------                ----          -------------     ------    ---------------         -----
BOARD NOMINEES FOR TERM TO EXPIRE IN 2004

Ellen E. Thistle              86               1961             2001      6,623(3)(4)             1.3%
Director

David W. Miller               68               1967             2001     14,123(3)(4)             2.9%
Director

DIRECTORS CONTINUING IN OFFICE

Lester C. Doak                81               1966             2002      6,623(3)(4)             1.3%
Chairman of the Board

Michael A. Melrose            33               2000(5)          2002      1,000(3)                0.2%
Director

Charles P. LaRue              68               1977             2003     13,198(3)(4)             2.7%
Director

Stanley M. Kiser              46               1994             2003     28,300(6)                6.0%
President, Chief Executive
Officer and Director


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(1) Refers to the year the individual first became a director of the Company or the Bank.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 52,914 shares and 12,849 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as either a member of the ESOP Committee, ESOP Trust, and the RSP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. See "Voting Securities and Principal Holders Thereof."
(4) Includes 3,172 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date.
(5) Mr. Melrose was elected by the Board of Directors to serve out the unexpired term of Mr. Gary L. Ward who retired from the Board April 30, 2000.
(6) Includes 13,228 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date.


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. In June, 1997, all directors of the Bank became directors of the Company. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Ellen E. Thistle has been a member of the Board of Directors since 1961 and served as Corporate Secretary from 1947 through 1982. Ms. Thistle was employed by the Bank from 1936 to 1982 and is now retired.

         David W. Miller, a pharmacist, is the president of Miller Pharmacy, located in Sistersville. Mr. Miller has been a director of the Bank since 1967.

         Lester C. Doak has served as a director since 1966 and is chairman of the Board of Directors. Formerly a partner of the Doaks IGA Foodliner in Middlebourne, WV, Mr. Doak is now retired.

         Michael A. Melrose was elected by the Board of Directors to complete the unexpired term of Gary L. Ward, who retired from the Board effective April 30, 2000. Mr. Melrose is a registered representative with Signator Financial Network, a position he has held since 1990.

         Stanley M. Kiser has been employed with the Bank since October, 1993 as its President and Chief Executive Officer. He has been a member of the Board of Directors since 1994.

         Charles P. LaRue retired as a vice-president after 39 years of service to the Wiser Oil Company in March 1993. He has been a director of the Bank since 1977.

         Cynthia R. Carson, age 51, has been employed by the Bank since 1976. Ms. Carson currently serves as the Corporate Secretary and as a Vice-President of the Bank. Prior to holding these offices, she served as Mortgage Loan Officer and Corporate Secretary.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board. During the fiscal year ended March 31, 2001, the Board of Directors held nineteen meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committee on which such director served during the year ended March 31, 2001.

         The Board of Directors of the Company does not have any committees. In place of a nominating committee, the Board as a whole selects the nominees of the Board to be elected as directors.

         The Bank's Board of Directors has a standing Compensation Committee which consists of all members of the Board of Directors. The Compensation Committee met once during the year ended March 31, 2001.

         The Bank also has a standing Audit Committee comprised of non-employee directors of the Bank, each of whom has been determined to be independent under the rules of the Nasdaq stock market. As the Company's stock is traded on the OTC Electronic Bulletin Board, the Bank is not required to and has not adopted a written charter for the Audit Committee. The Bank's Audit Committee is responsible for developing and maintaining the Bank's internal audit program. The Bank's Audit Committee also meets with the Bank's independent accounting firm to discuss the results of the annual audit and any related matters. The Bank's Audit Committee met once during the year ended March 31, 2001.

         Audit Fees. The aggregate fees billed by S.R. Snodgrass, A.C. ("Snodgrass") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended March 31, 2001 were $25,799.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by Snodgrass for professional services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001.

         All Other Fees. The aggregate fees billed by Snodgrass for the fiscal year ended March 31, 2001 for services other than the services described above under "Audit Fees," totaled $2,850 in connection with tax preparation services.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Report of the Audit Committee

         For the fiscal year ended March 31, 2001, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Snodgrass, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Snodgrass disclosures regarding Snodgrass's independence as required by Independence Standards Board Standard No. 1 and discussed with Snodgrass its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

            Audit Committee:  Ellen E. Thistle, David W. Miller, Lester C. Doak,
                              Michael A. Melrose and Charles P. LaRue


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                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
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Director Compensation

         The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank. During calendar year 2000, members of the Board of Directors of the Bank received fees of $200 per meeting attended and the Chairman of the Board received $225 per meeting attended. Effective beginning January, 2001, the number of regularly scheduled meetings was reduced from two per month to one per month. Members of the Board received $400 per meeting attended and the Chairman of the Board receives $450 per meeting attended. Non-employee directors receive $50 for attendance at each committee meeting. Also effective beginning January 2001, the President, Mr. Kiser, no longer receives Board fees or committee fees.

         On July 16, 1998 (the "effective date of grant"), under the 1998 Stock Option Plan (the "Option Plan") and the Bank's Restricted Stock Plan (the "RSP"), each director was awarded stock options and RSP shares. Under the Option Plan, each director was granted options to purchase shares of common stock at $15.8125 per share. Under the RSP, each director was awarded shares of common stock. Option shares are exercisable and RSP shares are earned at the rate of 20% on the effective date of the grant and 20% per year thereafter. (1) Under the Option Plan and RSP, Stanley M. Kiser, the President and Chief Executive Officer, was awarded 16,535 options and 6,614 RSP shares. Each of the directors was awarded 3,968 options and 1,587 RSP shares.

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(1) All RSP participants agreed to defer vesting of RSP shares following the voting of the third 20% on July 16, 2000 until a future date to be determined by the RSP Committee. The RSP Committee is made up of non-employee directors.

Executive Officer Compensation

         The Company has no full-time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Stanley M. Kiser, the president and chief executive officer. No executive officer of either the Bank or the Company had a salary and bonus during the year ended March 31, 2001 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                        Annual Compensation                       Long Term Compensation
                           ----------------------------------------------  ----------------------------------
                                                                                           Awards
                                                                           ----------------------------------
                                                              Restricted    # of Securities
Name and Principal         Fiscal           Other Annual      Stock         Underlying        All Other
Position          Year     Salary   Bonus   Compensation(1)   Awards(s)     Options/SARs      Compensation(2)
--------          ----     ------   -----   ---------------   ---------     ------------      ---------------
Stanley M. Kiser  2001     $68,500  $1,511      $3,600           ----             ----            $16,956
President         2000     $66,080  $2,175      $4,800           ----             ----            $14,200
                  1999     $58,440  $2,753      $4,800        102,517(3)        16,535(4)         $18,398

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(1) Consists of directors' fees. Effective January 2001, Mr. Kiser no longer receives directors' fees.
(2) Represents 1,256 shares valued at $13.50 per share, 1,420 shares valued at $10.00 per share and 1,429 shares valued at $12.875 per share at the closing share price on March 31, 2001, 2000, and 1999, respectively, allocated through the ESOP.
(3) Represents the award of 6,614 shares of Common Stock under the RSP as of July 16, 1998 on which date the market price of such stock was $15.50 per share. This award is earned and becomes non-forfeitable at the rate of 20% per year commencing on the date of the grant, July 16, 1998. As of March 31, 2001, Mr. Kiser had 3,968 shares of restricted stock that had a total value of $53,568 based upon a market price of $ 13.50 per share on such date.
(4) Such award under the 1998 Stock Option Plan is first exercisable at the rate of 20% per year commencing on the date of the grant, July 16, 1998. The exercise price equals the market value of the Common Stock on the date of the grant of $15.8125.

         Stock Awards. The following table sets forth additional information concerning the year-end value of options previously awarded to the Company's president and chief executive officer.

                      Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values (1)
                      --------------------------------------------------------------------------------------------
                                                             Number of Securities          Value of Unexercised
                                                             Underlying Unexercised            In-The-Money
                                                                 Options/SARs at              Options/SARs
                   Shares Acquired                                  FY-End (#)                at FY-End ($)
Name               on Exercise (#)   Value Realized ($)     Exercisable/Unexercisable    Exercisable/Unexercisable
----               ---------------   ------------------     -------------------------    -------------------------
Stanley M. Kiser         N/A               N/A                   9,921 / 6,614                   $0 / $0

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(1)  No stock appreciation rights are authorized under the stock option plan.
(2) Based upon an exercise price of $15.8125 per share and market closing price of $ 13.50 at March 31, 2001.

         Employment Agreement. The Bank has entered into an employment agreement with Stanley M. Kiser, President of the Bank ("Agreement"). Mr. Kiser's base salary under the Agreement is $73,700. The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Kiser without just cause, Mr. Kiser will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the bank, Mr. Kiser will be paid, by installment or by lump sum, an amount equal to 2.99 times his five-year average annual taxable compensation. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Kiser becomes disabled during the terms of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

         Board of Directors Change in Control Severance Plan. On January 18, 2001, the Board of Directors adopted a change in control severance plan. Under the terms of the plan, members of the Board of the Company shall be paid severance equal to $1,200 per year of service or partial year of service upon change of control in which the Company is not the surviving entity. Years of service on the Bank's Board of Directors prior to 1997, at which time each director of the Bank became a director of the Company, shall be included in a director's total years of service. The minimum benefit under the plan is $4,800.

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
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         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

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                                    AUDITORS
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         S. R. Snodgrass, A. C. was the Company's auditors for the fiscal year ended March 31, 2001. The Board of Directors has approved the selection of S.R. Snodgrass, A.C. as its auditors for the fiscal year ended March 31, 2002. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting and will respond to stockholders' questions or make a statement.

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                                  OTHER MATTERS
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         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. Under the Bylaws of the Company, no new business or proposals submitted by stockholders shall be acted upon at the Meeting unless such business or proposal was stated in writing and filed with the Secretary by May 21, 2001.

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                                  MISCELLANEOUS
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         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or by telephone without additional compensation.

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                              STOCKHOLDER PROPOSALS
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         In order to be considered for inclusion in the Company's proxy statement for next year's annual meeting of stockholders, all stockholders proposals must be submitted to the Secretary at the Company's office, 726 Wells Street, Sistersville, West Virginia 26175, on or before February 6, 2002. Under the Bylaws of the Company, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement, in order to be considered for possible action by stockholders at the next year's annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, no later than May 13, 2002. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Bylaws of the Company in order to be considered at next year's annual meeting of stockholders.

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                                   FORM 10-KSB
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A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SISTERSVILLE BANCORP, INC., 726 WELLS STREET, POST OFFICE BOX 187, SISTERSVILLE, WEST VIRGINIA, 26175.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/Cynthia R. Carson
                                            ------------------------------------
                                            Cynthia R. Carson
                                            Secretary


Sistersville, West Virginia
June 6, 2001

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                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175
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                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 12, 2001
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         The undersigned hereby appoints the Board of Directors of Sistersville Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office at 726 Wells Street, Sistersville, West Virginia, on July 21, 2001 at 9:00 a.m. and at any and all adjournments thereof, in the following manner:
                                                         FOR        WITHHELD
                                                         ---        --------

1.        The election as directors of the nominees
          listed below with terms to expire in 2004
          (except as marked to the contrary below):      [ ]          [ ]

          Ellen E. Thistle
          David W. Miller

(Instruction: To withhold your vote for either nominee, write that nominee's name on the line provided below)

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In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" the above listed nominees.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement, and the Annual Report.



Dated:                              , 2001
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PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER



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SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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